UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

FIRST POTOMAC REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 986-9200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

First Potomac Realty Trust (the “Company”) announces that Chief Executive Officer Douglas Donatelli and Chief Financial Officer Barry Bass will meet with various investors on Thursday, September 22, 2011, at the BMO Capital Markets 2011 North America Real Estate Conference in Chicago, IL. The presentation materials to these investors, entitled “Investor Presentation, September 2011,” are available on the Company’s website at the link: http://www.first-potomac.com under “Investor Relations – Presentations.” The information contained on the Company’s website is not incorporated by reference herein.

Mr. Donatelli will also participate in a panel discussion at the BMO conference at 8:45 a.m. CT, Thursday, September 22, 2011. A live audio webcast of the panel discussion will be available at the “Investor Relations—Investor Information” section of the Company’s website or at http://www.bmocm.com/conferences/NARealEstate2011/Webcast/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

September 21, 2011	/s/ Joel F. Bonder

Joel F. Bonder Executive Vice President and General Counsel